Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO THE PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 1 TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), is dated as of November 30, 2011, between Fifth Street Funding, LLC, as the purchaser (in such capacity, the “Purchaser”) and Fifth Street Finance Corp., as the seller (in such capacity, the “Seller”). Capitalized terms used but not defined herein have the meanings provided in the Purchase and Sale Agreement (as defined below).

R E C I T A L S

WHEREAS, the above-named parties have entered into the Purchase and Sale Agreement, dated as of November 16, 2009 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Purchase and Sale Agreement”), and, pursuant to and in accordance with Section 10.3 thereof, the parties hereto desire to amend the Purchase and Sale Agreement in certain respects, as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

(a) Section 6.2(b) of the Purchase and Sale Agreement is hereby amended by inserting the following as clause (vii) and renumbering the subsequent clauses as appropriate:

“(vii) the Outstanding Balance of all Loan Assets (other than Warranty Loan Assets), subject to clauses (ii), (iv) or (vi) of the definition of “Value Adjustment Event” set forth in the Loan and Servicing Agreement which were released for dividend from the Purchaser to the Seller pursuant to Section 2.07(g) of the Loan and Servicing Agreement or substituted pursuant to this Section 6.2, in each case during any 12-month period (or such lesser number of months as shall have elapsed as of the date of the proposed Substitution) does not exceed 10% of the highest aggregate Outstanding Balance of any month during such 12-month period (or such lesser number of months as shall have elapsed as of such date);”

(b) Clause (viii) (after giving effect to this Amendment) of Section 6.2(b) of the Purchase and Sale Agreement is hereby amended and restated in its entirety as follows:

“(viii) the Outstanding Balance of all Loan Assets (other than Warranty Loan Assets and Loan Assets that were subject to clauses (ii), (iv) or (vi) of the definition of “Value Adjustment Event” set forth in the Purchase and Sale Agreement and were released for dividend from the Purchaser to the Seller pursuant to Section 2.07(g) of the Purchase and Sale Agreement or substituted pursuant to this Section 6.2) sold pursuant to Section 2.07(b) of the Purchase and Sale Agreement or substituted pursuant to this Section 6.2 during any 12-month period (or such lesser number of months as shall have elapsed as of the date of the proposed Substitution) does not exceed 10% of the highest aggregate Outstanding Balance of any month during such 12-month period (or such lesser number of months as shall have elapsed as of such date);”

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Purchase and Sale Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Purchase and Sale Agreement, and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to mean the Purchase and Sale Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Purchase and Sale Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Purchaser and the Seller, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment and the Purchase and Sale Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Purchase and Sale Agreement as amended hereby by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) each of this Amendment and the Purchase and Sale Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi) there is no Unmatured Event of Default or Event of Default, or Seller Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of duly executed signature pages by all parties hereto to the Administrative Agent.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Purchase and Sale Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment and the Purchase and Sale Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIFTH STREET FUNDING, LLC, as the Purchaser

By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 1 to PSA

FIFTH STREET FINANCE CORP., as the Seller

By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 1 to PSA

Acknowledged and consented to as of the date first written above:

WELLS FARGO SECURITIES, LLC, as the Administrative Agent

By:	/s/ Matt Jensen, CFA
	Name:	Matt Jensen, CFA
	Title:	Vice President

WELLS FARGO BANK, N.A., (as successor by merger to Wachovia Bank, National Association), as the Lender

By:	/s/ Kevin Sunday
	Name:	Kevin Sunday
	Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 1 to PSA

Acknowledged and consented to as of the date first written above:

WELLS FARGO BANK, N.A., as the Collateral Agent

By:	/s/ Michael Roth
	Name:	Michael Roth
	Title:	V.P.

Fifth Street Funding, LLC

Amendment No. 1 to PSA